Exhibit 10.54

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2

DATED 5th November, 2007

ISIS INNOVATION LIMITED

AND

SEQUENOM INC

SECOND AMENDMENT AGREEMENT

THIS SECOND AMENDMENT AGREEMENT is made on 5th November 2007 (The “Second Amendment Agreement Effective Date”)

BETWEEN:

(1)	ISIS INNOVATION LIMITED (company number 2199542) whose registered office is at University Offices, Wellington Square, Oxford OX1 2JD, England (the “Licensor”); and

(2)	SEQUENOM INC., a Delaware Corporation, whose principal place of business is at 3595 John Hopkins Court, San Diego, CA 92121-1331, USA (the “Licensee”).

BACKGROUND:

The Licensor granted a licence of certain patents, patent applications and associated know-how relating to non-invasive pre-natal diagnosis to the Licensee on 14 October 2005 and this licence was amended on 19 October 2006 by an amendment agreement (together the “Licence”).

Further territories have become available for licence and the parties now wish to amend the Licence on the terms set out in this agreement.

AGREEMENT:

1.	Interpretation

Except as otherwise provided in this agreement, words and expressions used in this agreement have the meanings set out in the Licence.

2.	Payment

The Licensee will pay the sum of [***] to the Licensor within [***] days of the date of this agreement.

3.	Amendment of the Licence

With effect on and from the date of this agreement:

3.1.	clause 5.2.2 of the Licence shall be deleted (for the avoidance of doubt, Licensee shall not be obligated to pay any past fees or costs (fees or costs prior to the Second Amendment Effective Date) incurred because of or associated with the proceeding set forth in clause 5.2.2.;

3.2.	the definition of the Field in schedule 2 of the Licence shall be deleted and replaced by:

“Field (clause 2.1): All fields and uses except:

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(a)	Rhesus D blood typing using real time PCR for the test in Europe; and

(b)	the supply products or services using the Licensed Technology for the purposes of gender determination for social or lifestyle purposes in Hong Kong.”

3.3.	the definition of the Territory in schedule 2 of the Licence shall be deleted and replaced by:

“Territory (clause 2.1): USA, Canada, Japan, Australia, Hong Kong and Europe (except for Rhesus D blood typing using real time PCR in Europe).

“Europe” in this agreement means Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy. Luxembourg, Monaco, the Netherlands, Portugal, Spain, Sweden and Switzerland.

“For the portion of the Field that is gender determination for social or lifestyle purposes, the Territory shall not include Hong Kong.” and

3.4.	the definition of Milestones and Milestone Fee in schedule 2 of the Licence shall be expanded to include the following:

	“Milestone	Milestone Fee
H	The grant of [***]	[***]

4.	Governing Law

English Law governs this agreement, and the parties submit to the exclusive jurisdiction of the English Courts for the resolution of any dispute which may arise out of or in connection with this agreement save for injunctive relief which may be sought in any court of competent jurisdiction.

AS WITNESS this agreement has been executed by the duly authorised representatives of the parties the date first above written.

SIGNED for and on behalf of ISIS INNOVATION LIMITED:	SIGNED for and on behalf of SEQUENOM INC.:

Name: Mr. T. Hockaday	Name: Dereck Tatman

Position: Managing Director	Position: Vice President, Business Development

Signature: /s/ T. Hockaday	Signature: /s/ Dereck Tatman

Date: 5th November 2007	Date: November 5, 2007

*** CONFIDENTIAL TREATMENT REQUESTED